Exhibit 99.3

Unaudited pro forma consolidated financial statements of

Thompson Creek Metals Company Inc.

Thompson Creek Metals Company Inc.

Pro forma consolidated balance sheet

as of June 30, 2010

(Unaudited)

(Expressed in thousands of U.S. dollars)

	Thompson Creek Metals Co. Inc.	Terrane Metals Corp.		Total pro	Thompson Creek
	As of June 30, 2010	As of June 30, 2010	Note 4	forma adjustments	consolidated pro forma
	$	$		$	$
Assets
Current assets
Cash and cash equivalents	215,594	63,435	c	(410,467)	83,062
			f	(12,000)
			g	226,500
Short-term investments	267,228	—		—	267,228
Accounts receivable	59,870	—		—	59,870
Product inventory	73,462	—		—	73,462
Materials and supplies inventory	33,441	—		—	33,441
Prepaid expense and other current assets	2,807	639		—	3,446
Income tax receivable	5,896	—		—	5,896
	658,298	64,074		(195,967)	526,405
Property, plant and equipment	676,937	183,462	a	747,509	1,607,908
Restricted cash	19,287	—		—	19,287
Reclamation deposits	30,269	—		—	30,269
Goodwill	47,040	—		—	47,040
Other assets	898	298		—	1,196
	1,432,729	247,834		551,542	2,232,105
Liabilities
Current liabilities
Accounts payable and accrued liabilities	53,174	1,923	f	12,900	67,997
Income and mining taxes payable	3,749	—		—	3,749
Current portion of long-term debt	2,930	—		—	2,930
Deferred income tax liabilities	6,625	—		—	6,625
	66,478	1,923		12,900	81,301
Long-term debt	7,629	—		—	7,629
Other liabilities	24,834	—		—	24,834
Gold Stream arrangement	—	—	g	226,500	226,500
Asset retirement obligations	25,637	—		—	25,637
Common stock warrant derivatives	65,154	—	d	14,206	79,360
Deferred income tax liabilities	131,986	27,364	a	259,759	419,109
	321,718	29,287		513,365	864,370
Shareholders’ equity
Share capital
Common stock, no-par	700,173	132,351	e	(132,351)	968,897
			b	268,724
Preferred shares	—	113,145	e	(113,145)	—
Additional paid-in capital	47,827	—		—	47,827
Contributed surplus	—	20,837	e	(20,837)	—
Retained earnings	360,430	(47,585)	e	47,585	348,430
			f	(12,000)
Accumulated other comprehensive income	2,581	(201)	e	201	2,581
	1,111,011	218,547		38,177	1,367,735
	1,432,729	247,834		551,542	2,232,105

Thompson Creek Metals Company Inc.

Pro forma consolidated statement of operations

for the six months ended June 30, 2010

(Unaudited)

(Expressed in thousands of U.S. dollars, except per share amounts)

	Thompson
	Metals Co. Inc Creek.	Terrane Metals Corp.			Thompson
	Six months ended	Six months ended	Note	Pro forma	Creek consolidated
	June 30, 2010	June 30, 2010	4	adjustments	pro forma
	$	$		$	$
Revenues			c
Molybdenum sales	269,531	—		—	269,531
Tolling, calcining and other	6,701	—	g	—	6,701
Total revenues	276,232	—		—	276,232
Cost and expenses
Operating expenses	150,095	—		—	150,095
Selling and marketing	3,301	45		—	3,346
Depreciation, depletion and amortization	22,943	92		—	23,035
Accretion expense	809	—		—	809
General and administration	14,221	2,509		—	16,730
Exploration	3,517	64		—	3,581
Total costs and expenses	194,886	2,710		—	197,596
Other (income) and expenses
Change in fair value of common stock warrants	(50,273)	—	h	(2,940)	(53,213)
Gain on foreign exchange	(1,326)	(304)		—	(1,630)
Interest (income) expense, net	(364)	(83)	g	7,305	6,858
Other	(326)	—		—	(326)
Total other (income) and expenses	(52,289)	(387)		4,365	(48,311)
Income (loss) before income and mining taxes	133,635	(2,323)		(4,365)	126,947
Income and mining tax expense (benefit)	6,040	(1,001)	i	(2,082)	2,957
Net income (loss)	127,595	(1,322)		(2,283)	123,990
Net income per share
Basic	0.91				0.76
Diluted	0.86				0.71
Weighted average number of common shares (thousands)
Basic (Note 5)	139,711				164,007
Diluted (Note 5)	147,600				175,143

Thompson Creek Metals Company Inc.

Pro forma consolidated statement of operations

for the twelve months ended December 31, 2009

(Unaudited)

(Expressed in thousands of U.S. dollars, except per share amounts)

	Thompson
	Creek Metals Co. Inc.	Terrane Metals Corp.
	Twelve months ended	Twelve months ended			Thompson Creek
	December 31, 2009	December 31, 2009	Note 4	Pro forma adjustments	consolidated pro forma
	$	$		$	$
Revenues			c
Molybdenum sales	361,850	—		—	361,850
Tolling, calcining and other	11,529	—	g	—	11,529
Total revenues	373,379	—		—	373,379
Costs and expenses
Operating expenses	241,311	—		—	241,311
Selling and marketing	6,165	265		—	6,430
Depreciation, depletion and amortization	43,406	185		—	43,591
Accretion expense	1,420	—		—	1,420
General and administrative	25,097	4,178		—	29,275
Exploration	6,277	5,994		—	12,271
Total costs and expenses	323,676	10,622		—	334,298
Other (income) and expenses
Change in fair value of common stock warrants	93,416	—	h	9,229	102,645
Loss on foreign exchange	10,966	—		—	10,966
Interest (income) expense	(364)	(3)	g	13,970	13,603
Other	(301)	922		—	621
Total other (income) and expenses	103,717	919		23,199	127,835
Loss before income and mining taxes	(54,014)	(11,541)		(23,199)	(88,754)
Income and mining tax expense (benefit)
Current	17,203	—		—	17,203
Deferred	(15,210)	(4,587)	i	(4,191)	(23,988)
	1,993	(4,587)		(4,191)	(6,785)
Net loss	(56,007)	(6,954)		(19,008)	(81,969)
Net loss per share
Basic	(0.44)				(0.54)
Diluted	(0.44)				(0.54)
Weighted average number of common shares (thousands)
Basic (Note 5)	127,521				151,818
Diluted (Note 5)	127,521				151,818

Thompson Creek Metals Company Inc.

Notes to the pro forma consolidated financial statements

June 30, 2010

(Unaudited)

(Expressed in thousands of U.S. dollars, unless otherwise noted)

1.                                      Basis of presentation

The unaudited pro forma consolidated financial statements have been prepared in connection with the acquisition of Terrane Metals Corp. (“Terrane”) by Thompson Creek Metals Company Inc. (the “Company” or “Thompson Creek”).  The unaudited pro forma consolidated financial statements have been prepared for illustrative purposes only and give effect to the transactions and the acquisition by Thompson Creek pursuant to the assumptions described in Note 4 to these pro forma consolidated financial statements.  The unaudited pro forma consolidated balance sheet as at June 30, 2010 gives effect to the transactions by Thompson Creek as if they had occurred as of June 30, 2010.  The unaudited pro forma consolidated statements of operations for the six month period ended June 30, 2010 and the year ended December 31, 2009 give effect to the transactions and acquisition by Thompson Creek as if they were completed on January 1, 2009.

The unaudited pro forma consolidated financial statements are not necessarily indicative of the operating results or financial condition that would have been achieved if the transactions had been completed on the dates or for the periods presented, nor do they purport to project the results of operations or financial position of the consolidated entities for any future period or as of any future date.  The unaudited pro forma consolidated financial statements do not reflect any special items such as integration costs or operating synergies that may be incurred or realized as a result of the acquisition.

The pro forma adjustments and allocations of the purchase price for Terrane are based in part on estimates of the fair value of assets acquired and liabilities to be assumed.  The final purchase price allocations will be completed after asset and liability valuations are finalized as of the date of the completion of the acquisition.  Any final adjustments may change the allocation of purchase price which could affect the fair value assigned to the assets and liabilities in these unaudited pro forma consolidated financial statements.

In preparing the unaudited pro forma consolidated balance sheet and the unaudited pro forma consolidated statements of operations in accordance with United States generally accepted accounting principles (“US GAAP”), the following historical information was used:

(a)                                  the unaudited consolidated financial statements of Thompson Creek as of and for the six month period ended June 30, 2010 prepared in accordance with US GAAP;

(b)                                 the audited consolidated financial statements of Thompson Creek as of and for the year ended December 31, 2009 prepared in accordance with US GAAP;

(c)                                  the audited consolidated balance sheet of Terrane as of June 30, 2010, and the unaudited consolidated statement of loss for the six month period ended June 30, 2010 prepared in accordance with US GAAP; and

(d)                                 the unaudited consolidated statements of operations of Terrane for the year ended December 31, 2009 prepared in accordance with US GAAP.

The accounting policies used in preparing the pro forma financial statements are set out in Thompson Creek’s consolidated financial statements and notes for the year ended December 31, 2009 contained in its 2009 Annual Report on Form 10-K, as amended on Form 10-K/A filed with the Securities and Exchange Commission.

The unaudited pro forma consolidated financial statement information is based on, and should be read together with: (1) Thompson Creek’s consolidated financial statements and notes as of and for the year ended December 31, 2009, which are included in its 2009 Annual Report on Form 10-K, as amended on Form 10-K/A, filed with the SEC; and (2) Terrane’s consolidated financial statements and notes as of and for the year ended June 30, 2010, which are filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

Thompson Creek Metals Company Inc.

Notes to the pro forma consolidated financial statements

June 30, 2010

(Unaudited)

(Expressed in thousands of U.S. dollars, unless otherwise noted)

2.                                      Conversion of historical financial statements to U.S. dollars

The unaudited pro forma consolidated financial statements are presented in U.S. dollars unless otherwise stated, and, accordingly, financial information of Terrane used to construct the unaudited pro forma statements of operations for the six month period ended June 30, 2010, and the twelve month period ended December 31, 2009 and unaudited pro forma consolidated balance sheet at June 30, 2010 were converted from Canadian dollars (“Cdn”) to U.S. dollars using the following exchange rates:

$
As at October 20, 2010	0.9761
As at June 30, 2010	0.9429
Average for the six months ended June 30, 2010	0.9640
Average for the twelve months ended December 31, 2009	0.8803

3.                                      Acquisition of Terrane

On July 15, 2010, Thompson Creek announced that it had entered into an arrangement (the “Arrangement Agreement”) to acquire all of the issued and outstanding common shares of Terrane.  Under the transaction, the shareholders of Terrane will receive Cdn $0.90 in cash and 0.052 of a Thompson Creek common share for each Terrane share outstanding, which will result in 23,941,522 common shares of Thompson Creek being issued.  As of October 20, 2010, which is the closing date of the transaction, there were 460,413,900 common shares of Terrane outstanding.  The purchase price has been estimated using the October 20, 2010 share price of Thompson Creek of $11.06 per Thompson Creek share .  The business combination will be accounted for using the acquisition method, with Thompson Creek as the acquirer of Terrane.

In addition to the above, all outstanding employee and non-employee stock options of Terrane will be deemed to be fully vested.  The option holders will receive common shares of Terrane equal to the amount by which the volume weighted average trading price of Terrane shares exceeds the option exercise price divided by the volume weighted average trading price of Terrane shares.  If the volume weighted average trading price of Terrane shares does not exceed the exercise price, the option holder will not receive any Terrane shares.  As a result of this conversion of stock options to common shares, as at October 20, 2010, it is estimated that an additional 6,833,837 common shares relating to the options of Terrane will be outstanding at the date of acquisition which will result in 355,360 common shares of Thompson Creek being issued.

The outstanding Terrane share purchase warrants will remain outstanding and, on their existing terms, entitle the holder to receive (until the expiry of such warrant) from Terrane upon exercise, the consideration that would otherwise have been received by a holder of the applicable number of Terrane common shares, had such warrants been exercised immediately before the acquisition by Thompson Creek. The fair value of the warrants at the closing date of the transaction was determined to be $14,206 using the closing prices of the warrants at that date.

Thompson Creek Metals Company Inc.

Notes to the pro forma consolidated financial statements

June 30, 2010

(Unaudited)

(Expressed in thousands of U.S. dollars, unless otherwise noted)

3.                                      Acquisition of Terrane (continued)

The Company will complete a full and detailed valuation of the fair value of the net assets of Terrane acquired with the assistance of an independent third party.  Additionally, the consideration given by Thompson Creek will be valued at the date of closing of the transaction and therefore the final consideration may be significantly different from that used in this pro forma information. The allocation of the purchase price is based upon management’s preliminary estimates and certain assumptions with respect to the fair value increment associated with the assets to be acquired and the liabilities to be assumed. The actual fair values of the assets and liabilities will be determined as of the date of acquisition and may differ materially from the amounts disclosed above in the assumed pro forma purchase price allocation because of changes in fair values of the assets and liabilities up to the date of the transaction, and as further analysis (including the identification of intangible assets, for which no amounts have been estimated and included in the preliminary amounts shown above) is completed. Consequently, the actual allocation of the purchase price may result in different adjustments than those in the unaudited pro forma consolidated balance sheet.

Thompson Creek has estimated the fair value of Terrane’s non-mineral interest net assets to be equal to their current carrying value.  The remainder of the purchase price over the estimated fair value of the assets acquired and liabilities assumed of $487,750 has been assigned as the increase to the estimated fair value of the acquired mineral interests.

The preliminary purchase price allocation is subject to change and is summarized as follows:

$
Issued 24,296,882 Thompson Creek shares to acquire 100% of Terrane	268,724
Cash consideration	410,467
Fair value of Terrane warrants	14,206
Purchase consideration	693,397

The purchase price was allocated as follows:

$
Net working capital acquired (including cash of $63.4 million)	49,252
Property, plant and equipment, net	930,970
Investments and other assets	298
Deferred income tax liability	(287,123)
Net identifiable assets	693,397

Thompson Creek Metals Company Inc.

Notes to the pro forma consolidated financial statements

June 30, 2010

(Unaudited)

(Expressed in thousands of U.S. dollars, unless otherwise noted)

4.                                      Effect of transactions on the pro forma consolidated financial statements

The pro forma consolidated financial statements incorporate the following pro forma assumptions:

(a)                                  The assumption that Thompson Creek acquired 100% of the outstanding common shares of Terrane as a result of the offer.  As per Note 3, this gives rise to an increase to fair value of assets and related deferred tax liability as follows:

$
Mineral interests	747,509
Deferred income tax liability	(259,759)
Increase to fair value	487,750
Book value of net assets	205,647
Total purchase consideration	693,397

The deferred tax liability has been calculated using a tax rate of 34.75%.

(b)                                 This pro forma adjustment reflects the issuance of 24,296,882 shares of Thompson Creek for $268,724 in connection with the acquisition of 100% of the outstanding shares of Terrane.

(c)                                  This pro forma adjustment reflects the cash paid of Cdn $0.90 per outstanding common share of Terrane for total cash consideration of $410,467.

(d)                                 This pro forma adjustment reflects the fair value of the 63,223,750 share purchase warrants of Terrane outstanding as at October 20, 2010 based on the closing price of the Terrane warrants on that date.  Each share purchase warrant of Terrane will remain outstanding and, on its existing terms, entitle the holder to receive (until the expiry of such warrant) from Terrane upon exercise, the consideration that would otherwise have been received by a holder of the applicable number of Terrane common shares, had such warrants been exercised immediately before the acquisition by Thompson Creek.

(e)                                  These pro forma adjustments eliminate the historical equity accounts of Terrane.

(f)                                    This assumption provides for the recording of transaction expenses of the agreement incurred by Thompson Creek and Terrane totalling $12,000 and $12,900, respectively. The pro forma adjustment for the Thompson Creek transaction costs has been included in the unaudited consolidated pro forma balance sheet as of June 30, 2010. No pro forma income statement adjustment has been reflected for this amount. The transaction costs for Terrane have been recorded as accounts payable and taken into account in the allocation of the purchase price. The Terrane costs include legal, severance and other transaction costs.

(g)                                 This pro forma adjustment reflects the sale of 25% of the future gold from the Mt. Milligan Property to Royal Gold Inc. in exchange for a payable cash deposit of $311,500. The total consideration will include an initial deposit of $226,500 and subsequent scheduled deposits totalling $85,000.  The amount of the initial upfront deposit of $226,500 has been reflected as a pro forma adjustment, and the subsequent scheduled deposits have not been included.  An imputed interest expense was recorded on the liability using an interest rate of 6%, compounded monthly, as this deposit is considered to have a financing element under US GAAP.

Thompson Creek Metals Company Inc.

Notes to the pro forma consolidated financial statements

June 30, 2010

(Unaudited)

(Expressed in thousands of U.S. dollars, unless otherwise noted)

4.                                      Effect of transactions on the pro forma consolidated financial statements (continued)

(h)                                 This pro forma adjustment reflects the change in the fair value of the warrants of Terrane that are outstanding as of the date of acquisition.  The changes in the fair value of these derivatives is recorded in the statement of operations for the periods presented.  The fair value of the warrants was determined using the trading price of the warrants at the respective dates without adjusting for the cash consideration to be paid upon conversion of the warrants into Thompson Creek common shares as set forth in the Arrangement Agreement.

	January 1,	December 31,	June 30,
	2009	2009	2010
	$	$	$
Trading price of $0.85 warrants	0.03	0.62	0.410
Trading price of $1.50 warrants	—	—	0.135

The change in fair value of the warrants for the six months ended June 30, 2010 and the year ended December 31, 2009 was a gain of $2,940 and a loss of $9,229, respectively.  No tax impact of the change in fair value of the warrants has been recorded.

(i)                                     This pro forma adjustment reflects the tax effect of the adjustment for the interest on the Gold Stream Arrangement, which have been calculated using a tax rate of 28.5% for 2010 and 30% for 2009.

Thompson Creek Metals Company Inc.

Notes to the pro forma consolidated financial statements

June 30, 2010

(Unaudited)

(Expressed in thousands of U.S. dollars, unless otherwise noted)

5.                                      Thompson Creek shares outstanding and income (loss) per share

The average number of shares used in the computation of pro forma basic and diluted income (loss) per share has been determined as follows:

	June 30,	December 31,
	2010	2009
Basic
Weighted average shares outstanding for the period	139,710,570	127,520,752
Issued to acquire Terrane	24,296,882	24,296,882
Pro forma basic weighted average shares of Thompson Creek	164,007,452	151,817,634
Diluted
Weighted average shares outstanding for the period	147,600,301	127,520,752
Issued to acquire Terrane	24,296,882	24,296,882
Dilutive effect of outstanding Terrane share purchase warrants	3,246,214	—	(1)
Pro forma diluted weighted average shares of Thompson Creek (US GAAP)	175,143,397	151,817,634

(1)          The Terrane share purchase warrants were not included in the computation of diluted weighted average shares outstanding for the year ended December 31, 2009 because the exercise prices exceeded the average market value of the common shares.